                                                                     Exhibit 1.1



                          The Goldman Sachs Group, Inc.


                                 $25,000,000,000

                           Medium-Term Notes, Series B


              Form of Amended and Restated Distribution Agreement

                                                                       [ ], 2003

Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

         The Goldman Sachs Group, Inc., a Delaware corporation (the "Company"), proposes to issue and sell from time to time its Medium-Term Notes, Series B (the "Securities") in an amount having an aggregate initial offering price of up to $25,000,000,000 (or such greater amount as the Company may determine from time to time) and agrees with each Agent as set forth in this Amended and Restated Distribution Agreement (this "Agreement"), which amends and restates in its entirety the Amended and Restated Distribution Agreement, dated May 2, 2002, between the Company and Goldman, Sachs & Co. Each of the terms "the Agents", "such Agent", "any Agent", "an Agent", "each Agent", "the Purchasing Agent" and "the Selling Agent", when used in this Agreement or in any Terms Agreement (as defined below) or in the Annexes hereto, shall mean Goldman, Sachs & Co. except at any time when more than one Agent is acting as such hereunder, as contemplated in Section 10 hereof.

         The Company acknowledges and agrees that Goldman, Sachs & Co. may use the Prospectus (as defined below) in connection with offers and sales of the Securities as contemplated in the Prospectus under the caption "Plan of Distribution -- Market-Making Resales by Affiliates" ("Secondary Market Transactions"). The Company further acknowledges and agrees that Goldman, Sachs & Co. is under no obligation to effect any Secondary Market Transactions and, if it does so, it may discontinue effecting such transactions at any time without providing any notice to the Company. The term "Agent", whenever used in this Agreement, shall include Goldman, Sachs & Co., whether acting in its capacity as an Agent or acting in connection with a Secondary Market Transaction, except as may be specifically provided otherwise herein.

         Subject to the terms and conditions stated herein and to the reservation by the Company of the right to sell Securities directly on its own behalf, the Company hereby (i) appoints each Agent as an agent of the Company for the purpose of soliciting and receiving offers to purchase Securities from the Company when and as instructed by the Company pursuant to Section 2(a) hereof and (ii) agrees that, except as otherwise contemplated herein, whenever it determines to sell Securities directly to any Agent as principal, it will enter into a separate agreement (each a "Terms Agreement"), substantially in the form of Annex I hereto or in such other form as may be agreed by the parties to that particular agreement, relating to such sale in accordance with Section 2(b) hereof. This Agreement shall not be construed to create either an obligation on the part of the Company to sell any Securities or an obligation of any of the Agents to purchase Securities as principal.

         The Securities will be issued under an indenture, dated as of May 19, 1999 (as it may be amended or supplemented from time to time, the "Indenture"), between the Company and The Bank of New York, as trustee (including any successor trustee thereunder, the "Trustee"). The Securities shall have the maturity ranges, interest rates, if any, redemption provisions and other terms set forth in the Prospectus referred to below as it may be amended or supplemented from time to time. The Securities will be issued, and the terms and rights thereof established, from time to time by the Company in accordance with the Indenture.

         1. The Company represents and warrants to, and agrees with, each Agent that:

                  (a) Two registration statements on Form S-3 (File Nos. 333-63082 and 333-[ ]) in respect of the Securities have been filed with the Securities and Exchange Commission (the "Commission"); such registration statements and any post-effective amendments thereto, each in the form heretofore delivered or to be delivered to such Agent, excluding exhibits to such registration statements, but including all documents incorporated by reference in the prospectus included in the latest registration statement, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering filed pursuant to Rule 462(b) under the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), which became or will become effective upon filing, no other document with respect to such registration statements or any such incorporated document has heretofore been filed or transmitted for filing with the Commission (other than the prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act; and no stop order suspending the effectiveness of any such registration statements, any post-effective amendments thereto or any registration statement filed pursuant to Rule 462(b) of the Act, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in any such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a

         "Preliminary Prospectus"; the various parts of such registration statements, any post-effective amendments thereto and the registration statement filed pursuant to Rule 462(b) of the Act, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the latest registration statement at the time such latest registration statement became effective but excluding all Forms T-1, each as amended at the time such part of the registration statements became effective or such part of the registration statement filed pursuant to Rule 462(b) of the Act, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; the prospectus (which, pursuant to Rule 429 of the Act is contained in the latest registration statement (333-[o])), as supplemented by the prospectus supplement dated May [o], 2003 relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any supplement to the Prospectus that sets forth only the terms of a particular issue of the Securities is hereinafter called a "Pricing Supplement"; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated therein by reference; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the "Prospectus as amended or supplemented" shall be deemed to refer to and include the Prospectus as amended or supplemented (including by the applicable Pricing Supplement filed in accordance with Section 4(a) hereof) in relation to Securities to be sold pursuant to this Agreement, in the form filed or transmitted for filing with the Commission pursuant to Rule 424(b) under the Act and in accordance with Section 4(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

                  (b) The documents incorporated by reference in the Prospectus as amended or supplemented, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus as amended or supplemented relating to a particular issuance of Securities;

                  (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), as applicable, and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

                  (d) (i) Neither the Company nor any of its subsidiaries that are listed in the Company's latest annual report on Form 10-K pursuant to the requirements of Form 10-K and


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

         Item 601(b)(21) of the Commission's Regulation S-K (the "Significant Subsidiaries") has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented; and (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus as amended or supplemented, there has not been any material adverse change in the capital stock or long-term debt of the Company or any of its Significant Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise, in any such case described in clause (i) or (ii), than as set forth or contemplated in the Prospectus as amended or supplemented;

                  (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                  (f) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                  (g) The Securities have been duly authorized, and, when issued and delivered pursuant to this Agreement and any Terms Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms, and the Securities of any particular issuance of Securities will conform, to the descriptions thereof contained in the Prospectus as amended or supplemented to relate to such issuance of Securities;

         (h) The issue and sale of the Securities, the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Terms Agreement and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Amended and Restated Certificate of Incorporation or the Amended and Restated By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the solicitation of offers to purchase Securities, the issue and sale of the Securities by the Company or the consummation by the Company of the other transactions contemplated by this Agreement, any Terms Agreement or the Indenture, except such as have been, or will have been prior to the Commencement Date (as defined in Section 3 hereof), obtained under the Act or the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the solicitation by such Agent of offers to purchase Securities from the Company and with purchases of Securities by such Agent as principal, as the case may be, in each case in the manner contemplated hereby;

                  (i) Neither the Company nor any of its Significant Subsidiaries is in violation of its organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                  (j) The statements set forth in the Prospectus as amended or supplemented under the captions "Description of Notes We May Offer", "Description of Debt Securities We May Offer", "Considerations Relating to Securities Issued in Bearer Form" and "Legal Ownership and Book-Entry Issuance", insofar as they purport to constitute a summary of the terms of the Securities, and under the captions "United States Taxation" and "Plan of Distribution", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

                  (k) Other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject, which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (l) The Company is not and, after giving effect to each offering and sale of the Securities, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (m) Immediately after any sale of Securities by the Company hereunder or under any Terms Agreement, the aggregate amount of Securities which shall have been issued and sold by the Company hereunder or under any Terms Agreement and of any debt securities, warrants, purchase contracts, units, preferred stock and depositary shares of the Company (other than such Securities) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of securities registered under the Registration Statement;

                  (n) The Company and its Significant Subsidiaries possess all authorizations issued by the appropriate Federal, state and foreign governments, governmental or regulatory authorities, self-regulatory organizations and all courts or other tribunals, and are members in good standing of each Federal, state or foreign exchange, board of trade, clearing house or association and self-regulatory or similar organization necessary to conduct their respective businesses as described in the Prospectus as amended or supplemented, except as would not, individually or in the aggregate, have a material adverse effect on the prospects, financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and

                  (o) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

         2. (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, each of the Agents hereby severally and not jointly agrees, upon receipt of instructions from the Company, to act as agent of the Company and to use its reasonable efforts to solicit and receive offers to purchase a particular Security or Securities from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented from time to time. Each Agent shall solicit offers to purchase only Securities having such terms, and shall solicit such offers only during such periods, as the Company shall instruct such Agent. So long as this Agreement shall remain in effect with respect to any Agent, the Company shall not, without the consent of such Agent, solicit or accept offers to purchase, or sell, any debt securities with a maturity at the time of original issuance of 18 months or more except pursuant to this Agreement or any Terms Agreement, or except in an offering of Securities that are not and are not required to be registered under the Act or except in connection with a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of medium-term debt securities (other than in Secondary Market Transactions). However, the Company reserves the right to sell, and may solicit and accept offers to purchase, Securities directly on its own behalf in transactions with persons other than broker-dealers, and, in the case of any such sale not resulting from a solicitation made by any Agent, no commission will be payable with respect to such sale. These provisions shall not limit Section 4(f) hereof or any similar provision included in any Terms Agreement.

         Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase Securities and the payment in each case therefor shall be as set forth in the Administrative Procedure attached hereto as Annex II as it may be amended from time to time by written agreement between the Agents and the Company (the "Administrative Procedure"). The provisions of the Administrative Procedure shall apply to all transactions contemplated hereunder other than those made pursuant to a Terms Agreement. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them in the Administrative Procedure. The Company will furnish to the Trustee a copy of the Administrative Procedure as from time to time in effect.

         The Company reserves the right, in its sole discretion, at any time when the Company has instructed any Agent to solicit offers to purchase the Securities, to instruct such Agent to suspend, for any period of time or permanently, the solicitation of offers to purchase the Securities. As soon as practicable, but in any event not later than one business day in New York City, after receipt of notice from the Company, such Agent will suspend solicitation of offers to purchase Securities from the Company until such time as the Company has instructed such Agent to resume such solicitation. During such period, the Company shall not be required to comply with the provisions of Sections 4(h), 4(i) and 4(j) with regard to such Agent. Upon advising such Agent that such solicitation may be resumed, however, the Company shall simultaneously provide the documents (if any) required to be delivered by Sections 4(h), 4(i) and 4(j), and such Agent shall have no obligation to solicit offers to purchase the Securities until such documents have been received by such Agent. In addition, any failure by the Company to comply with its obligations hereunder, including its obligations to deliver the documents required by Sections 4(h), 4(i) and 4(j), with regard to any Agent shall automatically terminate such Agent's obligations hereunder, including its obligations to solicit offers to purchase the Securities hereunder as agent or to purchase Securities hereunder as principal.

         The Company agrees to pay each Agent a commission, at the time of settlement of any sale of a Security by the Company as a result of a solicitation made by such Agent, in an amount equal to the following applicable percentage of the principal amount of such Security sold or in an amount as agreed between the Agent and the Company:



                                                         Commission
                                                       (percentage of
                                                         aggregate
                                                      principal amount
                 Range of Maturities                of Securities sold)
                 -------------------                -------------------

   From 1 year to 1 1/2years                               .100%

   From 1 1/2years to 2 years                              .150%
   From 2 years to less than 3 years                       .175%

   From 3 years to less than 4 years                       .250%

   From 4 years to less than 5 years                       .300%

   From 5 years to less than 6 years                       .350%

   From 6 years to less than 7 years                       .375%

   From 7 years to less than 10 years                      .400%

   From 10 years to less than 12 years                     .475%

   From 12 years to less than 20 years                     .550%

   From 20 years to less than 30 years                     .600%

   From 30 years to less than 40 years                     .750%

   40 years and more                                       .900%

                  (b) Each sale of Securities by the Company to any Agent as principal shall be made in accordance with the terms of this Agreement and (unless the Company and such Agent shall otherwise agree) a Terms Agreement which will provide for the sale of such Securities by the Company to, and the purchase thereof by, such Agent; a Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by such Agent; the commitment of any Agent to purchase Securities as principal, whether pursuant to any

                  Terms Agreement or otherwise, shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth; each Terms Agreement shall specify the principal amount of Securities to be purchased by any Agent pursuant thereto, the price to be paid to the Company for such Securities, any provisions relating to rights of, and default by, underwriters acting together with such Agent in the reoffering of the Securities and the time and date and place of delivery of and payment for such Securities; such Terms Agreement shall also specify any requirements for opinions of counsel, accountants' letters and officers' certificates pursuant to
         Section 4 hereof and such Terms Agreement may also include such other provisions (including provisions that modify this Agreement insofar as it sets forth the agreement between the Company and such Agent) as the Company and such Agent may agree upon. Unless otherwise specified in a Terms Agreement, each Agent proposes to offer Securities purchased by it as principal from the Company for sale at prevailing market prices or prices related thereto at the time of sale, which may be equal to, greater than or less than the price at which such Securities are purchased by such Agent from the Company.

                  For each sale of Securities by the Company to an Agent as principal that is not made pursuant to a Terms Agreement, the procedural details relating to the issue and delivery of such Securities and payment therefor shall be as set forth in the Administrative Procedure. For each such sale of Securities by the Company to an Agent as principal that is not made pursuant to a Terms Agreement, the Company agrees to pay such Agent a commission (or grant an equivalent discount) as provided in Section 2(a) hereof and in accordance with the schedule set forth therein (or in such amount as may be agreed between such Agent and the Company).

                  Each time and date of delivery of and payment for Securities to be purchased from the Company by an Agent as principal, whether set forth in a Terms Agreement or in accordance with the Administrative Procedure, is referred to herein as a "Time of Delivery".

                  (c) Each Agent agrees, with respect to any Security denominated in a currency other than U.S. dollars, and whether acting as agent, as principal under any Terms Agreement or otherwise (including, in the case of Goldman, Sachs & Co., in any Secondary Market Transaction), not to solicit offers to purchase or otherwise offer, sell or deliver such Security, directly or indirectly, in, or to residents of, the country issuing such currency, except as permitted by applicable law.

         3. The documents required to be delivered pursuant to Section 6 hereof on the Commencement Date (as defined below) shall be delivered to the Agents at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, at 11:00 a.m., New York City time, on the date of this Agreement, which date and time of such delivery may be postponed by agreement between the Agents and the Company but in no event shall be later than the day prior to the date on which solicitation of offers to purchase Securities is commenced or on which any Terms Agreement is executed (such time and date being referred to herein as the "Commencement Date").

         4. The Company covenants and agrees with each Agent:

                  (a) (i) To make no amendment or supplement to the Registration Statement or the Prospectus (A) prior to the Commencement Date which shall be disapproved by any Agent promptly after reasonable notice thereof, (B) after the date of any Terms

         Agreement or other agreement by an Agent to purchase Securities as principal and prior to the related Time of Delivery which shall be disapproved by any Agent party to such Terms Agreement or so purchasing as principal promptly after reasonable notice thereof or (C) during the period beginning on the Commencement Date and continuing for as long as may be required under applicable law, in the reasonable judgment of Goldman, Sachs & Co. after consultation with the Company, in order to offer and sell any Securities in Secondary Market Transactions as contemplated by the Prospectus (the "Secondary Transactions Period") which shall be disapproved by Goldman, Sachs & Co. promptly after reasonable notice thereof;

                  (ii) to prepare, with respect to any Securities to be sold by the Company through or to such Agent pursuant to this Agreement, a Pricing Supplement with respect to such Securities in a form previously approved by such Agent and to file such Pricing Supplement pursuant to Rule 424(b)(3) under the Act not later than the close of business of the Commission on the fifth business day after the date on which such Pricing Supplement is first used;

                  (iii) to make no amendment or supplement to the Registration Statement or Prospectus, other than any Pricing Supplement, at any time prior to having afforded each Agent a reasonable opportunity to review and comment thereon;

                  (iv) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities (including, in the case of Goldman, Sachs & Co., in any Secondary Market Transactions during the Secondary Transactions Period), and during such same period to advise such Agent, promptly after the Company receives notice thereof, of the time when any amendment to the Registration Statement has been filed or has become effective or any supplement to the Prospectus or any amended Prospectus (other than any Pricing Supplement that relates to Securities not purchased through or by such Agent) has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplement of the Registration Statement or Prospectus or for additional information; and

                  (v) in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

         (b) Promptly from time to time to take such action as such Agent may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as such Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Securities (including, in the case of Goldman, Sachs & Co., in any Secondary Market Transactions during the Secondary Transactions Period); provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

         (c) (i) To furnish such Agent with copies of the Registration Statement and each amendment thereto and with copies of the Prospectus as each time amended or supplemented, other than any Pricing Supplement (except as provided in the Administrative Procedure), in the form in which it is filed with the Commission pursuant to Rule 424 under the Act, and with copies of the documents incorporated by reference therein, all in such quantities as such Agent may reasonably request from time to time;

                  (ii) if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities (including Securities purchased from the Company by such Agent as principal and including, in the case of Goldman, Sachs & Co., in any Secondary Market Transactions during the Secondary Transactions Period) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify such Agent and request such Agent, in its capacity as agent of the Company, to suspend solicitation of offers to purchase Securities from the Company (and, if so notified, such Agent shall cease such solicitations as soon as practicable, but in any event not later than one business day in New York City later); and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus as then amended or supplemented, to so advise such Agent promptly by telephone (with confirmation in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance;

                  (iii) notwithstanding paragraph (ii) above, if during the period specified in such paragraph such Agent continues to own Securities purchased from the Company by such Agent as principal or such Agent is otherwise required to deliver a prospectus in respect of transactions in the Securities (including, in the case of Goldman, Sachs & Co., in any Secondary Market Transactions during the Secondary Transactions Period), to promptly prepare and file with the Commission such an amendment or supplement and furnish without charge to such Agent as many copies as it may from time to time during such period reasonably request of such amendment or supplement; provided, however, that the Company may elect, upon notice to Goldman, Sachs & Co., not to comply with this paragraph (iii) with respect to any Secondary Market Transaction, but only for a period or periods that the Company reasonably determines are necessary in order to avoid premature disclosure of material, non-public information, unless, notwithstanding such election, such disclosure would otherwise be required under this Agreement; and provided, further, that no such period or periods described in the preceding proviso shall exceed 90 days in the aggregate during any period of 12 consecutive calendar months. Upon receipt of any such notice, Goldman, Sachs & Co. shall cease using the Prospectus or any amendment or supplement thereto in connection with Secondary Market Transactions until it receives notice from the Company that it may resume using such document (or such document as it may be amended or supplemented);

         (d) To make generally available to its securityholders as soon as practicable, but in any event not later than 18 months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158 under the Act);

         (e) So long as any Securities are outstanding, to furnish to such Agent copies of all reports or other communications (financial or other) furnished to stockholders generally, and to deliver to such Agent (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as such Agent may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

         (f) That, from the date of any Terms Agreement with such Agent or other agreement by such Agent to purchase Securities as principal and continuing to and including the later of (i) the termination of the trading restrictions for the Securities purchased thereunder, as notified to the Company by such Agent, and (ii) the related Time of Delivery, the Company will not, without the prior written consent of such Agent, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which both mature more than 18 months after such Time of Delivery and are substantially similar to the Securities except pursuant to this Agreement or any Terms Agreement, or except in an offering of Securities that are not and are not required to be registered under the Act or except in connection with a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of medium-term debt securities (other than in Secondary Market Transactions);

         (g) That each acceptance by the Company of an offer to purchase Securities hereunder (including any purchase from the Company by such Agent as principal not pursuant to a Terms Agreement), and each execution and delivery by the Company of a Terms Agreement with such Agent, shall be deemed to be an affirmation to such Agent that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement, as the case may be, as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the settlement date for the Securities relating to such acceptance or as of the Time of Delivery relating to such sale, as the case may be, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Securities);

         (h) That reasonably in advance of each time any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act is incorporated by reference into the Prospectus and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of an opinion or opinions by Sullivan & Cromwell as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish to such counsel such papers and information as they may reasonably request to enable them to furnish to such Agent the opinion or opinions referred to in Section 6(b) hereof;

         (i) That reasonably promptly after each time any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act is incorporated by reference into the Prospectus, and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of a letter under this
    Section 4(i) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall cause the independent certified public accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement forthwith to furnish such Agent a letter, dated the date of such amendment, supplement or incorporation or the Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, of the same tenor as the letter referred to in Section 6(d) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company, to the extent such financial statements and other information are available as of a date not more than five business days prior to the date of such letter; provided, however, that, with respect to any financial information or other matter, such letter may reconfirm as true and correct at such date as though made at and as of such date, rather than repeat, statements with respect to such financial information or other matter made in the letter referred to in Section 6(d) hereof which was last furnished to such Agent;

         (j) That reasonably promptly after each time any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act is incorporated by reference into the Prospectus and each time the Company sells Securities to such Agent as principal and the applicable Terms Agreement specifies the delivery of a certificate under this Section 4(j) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a certificate, dated the date of such supplement, amendment or incorporation or the Time of Delivery relating to such sale, as the case may be, in such form and executed by such officers of the Company as shall be satisfactory to such Agent, to the effect that the statements contained in the certificate referred to in Section 6(i) hereof which was last furnished to such Agent are true and correct at such date as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date), or, in lieu of such certificate, a certificate of the same tenor as the certificates referred to in said Section 6(i) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date; and

         (k) To offer to any person who has agreed to purchase Securities from the Company as the result of an offer to purchase solicited by such Agent the right to refuse to purchase and pay for such Securities if, on the related settlement date fixed pursuant to the Administrative Procedure, any condition set forth in Section 6(a), 6(e), 6(f), 6(g) or 6(h) hereof shall not have been satisfied (it being understood that the judgment of such person with respect to the impracticability or inadvisability of such purchase of Securities shall be substituted, for purposes of this Section 4(k), for the respective judgments of an Agent with respect to certain matters referred to in Sections 6(e) and 6(g) hereof, and that such Agent shall have no duty or obligation whatsoever to exercise the judgment permitted under such Sections 6(e) and 6(g) on behalf of any such person).

    5. The Company covenants and agrees with each Agent that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus and any Pricing Supplements and all other amendments and supplements thereto and the mailing and delivering of copies thereof to such Agent; (ii) the cost of printing, producing or reproducing this Agreement, any Terms Agreement, any Indenture, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(b) hereof, including the fees and disbursements of counsel for the Agents in connection with such qualification and in connection with the Blue Sky and Legal Investment Memoranda; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to, and the fees and disbursements of counsel for the Agents in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities (other than, in the case of Goldman, Sachs & Co., in any Secondary Market Transactions); (vi) the cost of preparing the Securities; (vii) the fees and expenses of the Trustee and any agent of the Trustee and any transfer or paying agent of the Company and the fees and disbursements of counsel for the Trustee or such agent in connection with the Indenture and the Securities; (viii) any advertising expenses connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved by the Company; and
    (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. Except as provided in Sections 7 and 8 hereof, each Agent shall pay all other expenses it incurs.

    6. The obligation of any Agent, as agent of the Company, at any time ("Solicitation Time") to solicit offers to purchase the Securities from the Company and the obligation of any Agent to purchase Securities from the Company as principal, pursuant to any Terms Agreement or otherwise, shall in each case be subject, in such Agent's discretion, to the condition that all representations and warranties and other statements of the Company herein (and, in the case of an obligation of an Agent under a Terms Agreement, in or incorporated by reference in such Terms Agreement) are true and correct at and as of the Commencement Date and any applicable date referred to in Section 4(j) hereof that is prior to such Solicitation Time or Time of Delivery, as the case may be, and at and as of such Solicitation Time or at and as of both such Time of Delivery and Time of Sale, as the case may be ("Time of Sale" shall mean, with respect to any obligation of an Agent to purchase Securities as principal, the time when the related Terms Agreement becomes effective or if there is no Terms Agreement, the time when the Agent otherwise becomes committed to purchase the Securities); the condition that prior to such Solicitation Time or Time of Delivery, as the case may be, the Company shall have performed all of its obligations hereunder theretofore to be performed; and the following additional conditions:

                  (a) (i) With respect to any Securities sold at or prior to such Solicitation Time or Time of Delivery, as the case may be, the Prospectus as amended or supplemented (including the Pricing Supplement) with respect to such Securities shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(a) hereof;
         (ii) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and (iii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of such Agent;

                  (b) (i) Sullivan & Cromwell, acting as counsel to the Company, shall have furnished to such Agent an opinion and a letter, dated the Commencement Date, to the effect set forth in Annex III and (ii) if and to the extent requested by such Agent, Sullivan & Cromwell, acting as counsel to the Company, shall have furnished to such Agent, with respect to each applicable filing date and each applicable sale date relating to such Agent referred to in Section 4(h) hereof that is after the Commencement Date but is on or prior to such Solicitation Time or Time of Delivery, as the case may be, a letter or letters, dated such applicable filing date or the Time of Delivery relating to such applicable sale date, as the case may be, to the effect that such Agent may rely on the opinion and letter which were last furnished to such Agent pursuant to this Section 6(b) to the same extent as though they were dated the date of such letter or letters authorizing reliance (except that the statements in such last opinion and letter shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in any case, in lieu of such an opinion and letter, an opinion and letter of the same tenor as the opinion and letter referred to in clause (i) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date; and in each case such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) A General Counsel or Associate General Counsel of the Company, or other counsel for the Company satisfactory to such Agent, shall have furnished to such Agent such counsel's written opinions, dated the Commencement Date, in form and substance satisfactory to such Agent, to the effect set forth in Annex IV hereto.

                  (d) Not later than 10:00 a.m., New York City time, on the Commencement Date and on each applicable date referred to in Section 4(i) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, the independent certified public accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to such Agent a letter, dated the Commencement Date or such applicable date, as the case may be, in form and substance satisfactory to such Agent, to the effect set forth in Annex V hereto;

                  (e) (i) Neither the Company nor any of its Significant Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any change in the capital stock or long-term debt of the Company or any of its Significant Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its Significant Subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described in clause
         (i) or (ii), is in the judgment of such Agent so material and adverse as to make it impracticable or inadvisable to proceed with the solicitation by such Agent of offers to purchase Securities from the Company or the purchase by such Agent of Securities from the Company as principal, as the case may be, on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Securities to be delivered at the relevant Time of Delivery;

                  (f) On or after the date hereof or of any applicable Terms Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities [or preferred stock] by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities [or preferred stock];

                  (g) On or after the date hereof or of any applicable Terms Agreement there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange,
         (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States, (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of such Agent makes it impracticable or inadvisable to proceed with the solicitation of offers to purchase Securities or the purchase of the Securities from the Company as principal pursuant to the applicable Terms Agreement or otherwise, as the case may be, on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Securities to be delivered at the relevant Time of Delivery;

                  (h) (i) With respect to any Security denominated in a currency other than the U.S. dollar, more than one currency or a composite currency or any Security the principal or interest of which is indexed to such currency, currencies or composite currency, on or after the date hereof or of any applicable Terms Agreement there shall not have occurred a suspension or material limitation in foreign exchange trading in such currency, currencies or composite currency by a major international bank, a general moratorium on commercial banking activities in the country or countries issuing such currency, currencies or composite currency, the outbreak or escalation of hostilities involving, the occurrence of any material adverse change in the existing financial, political or economic conditions of, or the declaration of war or a national emergency by, the country or countries issuing such currency, currencies or composite currency or the imposition or proposal of exchange controls by any governmental authority in the country or countries issuing such currency, currencies or composite currency; and (ii) with respect to any Security linked to the capital stock of an issuer other than the Company, additional conditions comparable to those set forth in Sections 6(e), 6(f) and 6(g) shall have been satisfied with respect to such issuer (with such additional conditions being identical to those in Sections 6(e), (f) and (g), except that, for this purpose, all references to the Company in such sections shall be deemed to mean such other issuer and, if the principal trading market for such other issuer's capital stock is not the New York Stock Exchange, the reference to the New York Stock Exchange in Section 6(g)(i) shall be deemed to mean either the New York Stock Exchange or such principal trading market and in Section 6(g)(ii) shall be deemed to mean only such principal trading market), it being understood that nothing in this clause (ii) shall limit or otherwise affect conditions in Sections 6(e), (f) and (g), which shall apply in addition to any conditions applicable pursuant to this clause (ii); and

                  (i) The Company shall have furnished or caused to be furnished to such Agent certificates of officers of the Company dated the Commencement Date and each applicable date referred to in Section 4(j) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in such form and executed by such officers of the Company as shall be satisfactory to such Agent, as to the accuracy of the representations and warranties of the Company herein at and as of the Commencement Date or such applicable date, as the case may be (and in the case of any certificates provided at a Time of Delivery, also at and as of the applicable Time of Sale), as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Commencement Date or such applicable date, as the case may be, as to the matters set forth in subsections (a) and
         (e) of this Section 6, and as to such other matters as such Agent may reasonably request.

         7. (a) The Company will indemnify and hold harmless each Agent against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Agent for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein.

                  (b) Each Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought under this Section 7 (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment
         (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and each Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Agent from the Company in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by any Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if all Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

         Notwithstanding the provisions of this subsection (d), an Agent shall not be required to contribute any amount in excess of the amount by which the total public offering price at which the Securities purchased by or through it were sold exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Agents under this subsection (d) to contribute are several in proportion to the respective purchases made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

                  (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of the Act; and the obligations of each Agent under this Section 7 shall be in addition to any liability which such Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

         8. Each Agent, in soliciting offers to purchase Securities from the Company and in performing the other obligations of such Agent hereunder (other than in respect of any purchase by an Agent as principal, pursuant to a Terms Agreement or otherwise), is acting solely as agent for the Company and not as principal. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company was solicited by such Agent and has been accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall (i) hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) notwithstanding such default, pay to the Agent that solicited such offer any commission to which it would be entitled in connection with such sale.

         9. The respective indemnities, agreements, representations, warranties and other statements by any Agent and the Company set forth in or made pursuant to this Agreement shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Agent or any controlling person of any Agent, or the Company, or any officer or director or any controlling person of the Company, and shall survive each delivery of and payment for any of the Securities.

         10. (a) The provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company may be suspended or terminated at any time by the Company as to any Agent or by any Agent as to such Agent upon the giving of written notice of such suspension or termination to such Agent or the Company, as the case may be. In the event of such suspension or termination with respect to any Agent, (i) this Agreement shall remain in full force and effect with respect to any Agent as to which such suspension or termination has not occurred,
         (ii) this Agreement shall remain in full force and effect with respect to the rights and obligations of any party which have previously accrued or which relate to Securities which are already issued, agreed to be issued or the subject of a pending offer at the time of such suspension or termination (including all Securities that may be the subject of a Secondary

         Market Transaction at any time during the Secondary Transactions Period) and (iii) in any event, this Agreement shall remain in full force and effect insofar as the fourth paragraph of Section 2(a) and Sections 4(d), 4(e), 5, 7, 8 and 9 hereof are concerned.

                  (b) The Company, in its sole discretion, may appoint one or more additional parties to act as Agents hereunder from time to time. Any such appointment shall be made in a writing signed by the Company and the party so appointed. Such appointment shall become effective in accordance with its terms after the execution and delivery of such writing by the Company and such other party. When such appointment is effective, such other party shall be deemed to be one of the Agents referred to in, and to have the rights and obligations of an Agent under, this Agreement, subject to the terms and conditions of such appointment. The Company shall deliver a copy of such appointment to each other Agent promptly after it becomes effective.

                  (c) The Company, in its sole discretion, may increase the aggregate initial offering price of the Securities from time to time without consent of, or notice to, any Agent.

                  (d) The Company and any Agent may amend any provision of this Agreement with respect to such Agent without consent of, or notice to, any other Agent. Any such amendment shall be made in a writing signed by the Company and each Agent that is a party to such amendment. In the event of such amendment, this Agreement shall remain in full force and effect with respect to any Agent that is not a party to such amendment (without giving effect to such amendment with respect to such Agent) unless suspended or terminated with respect to such Agent pursuant to clause (a) of this Section 10.

         11. The following terms shall apply to any Terms Agreement if provided for therein:

                  (a) If any Agent shall default in its obligation to purchase the Securities which it has agreed to purchase pursuant to such Terms Agreement, the Representatives named in such Terms Agreement may in their discretion arrange for the Representatives or another party or other parties to purchase such Securities on the terms provided by such Terms Agreement. If within thirty-six hours after such default by any Agent the Representatives do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Securities on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company that they have so arranged for the purchase of such Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the Representatives' opinion may thereby be made necessary. The term "Agent" as used with respect to such Terms Agreement shall include any person substituted under this Section 11 (if applicable) with like effect as if such person had originally been a party to such Terms Agreement.

                  (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Agent or Agents by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities covered by such Terms Agreement, then the Company shall have the right to require each non-defaulting Agent to purchase the principal amount of Securities which such Agent agreed to purchase pursuant to such Terms Agreement and, in addition, to require each non-defaulting Agent to purchase its pro rata share (based on the principal amount of Securities which such Agent agreed to purchase pursuant to such Terms Agreement) of the Securities of such defaulting Agent or Agents for which such arrangements have not been made; but nothing herein shall relieve a defaulting Agent from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Agent or Agents by the Agents and the Company as provided in subsection (a) above, the aggregate principal amount of Securities pursuant to such Terms Agreement which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities under such Terms Agreement, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Agents to purchase Securities of a defaulting Agent or Agents, then such Terms Agreement shall thereupon terminate, without liability on the part of any non-defaulting Agent or the Company, except for the expenses to be borne by the Company and the Agents as provided in Section 5 hereof incorporated therein by reference and the indemnity and contribution agreement in Section 7 hereof incorporated therein by reference; but nothing herein shall relieve a defaulting Agent from liability for its default.

         12. Except as otherwise specifically provided herein or in the Administrative Procedure, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to Goldman, Sachs & Co., shall be sufficient in all respects when delivered or sent by facsimile transmission, personal delivery or registered mail to 85 Broad Street, New York, New York 10004, Facsimile Transmission No.
(212) 363-7609, Attention: Credit Department; if to any Agent other than Goldman, Sachs & Co., shall be sufficient in all respects when delivered or sent by facsimile transmission, personal delivery or registered mail to the facsimile number or address provided by such Agent to the Company in the document appointing such Agent as an Agent under this Agreement; and if to the Company, shall be sufficient in all respects when delivered or sent by facsimile transmission, personal delivery or registered mail to 10 Hanover Square, 20th Floor, New York, New York 10005, Facsimile No. (212) 902-3325, Attention:
Treasury Department. Any such statements, requests, notices or advices shall take effect upon receipt thereof.

         13. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each Agent and the Company and, to the extent provided in Sections 7, 8 and 9 hereof, the officers and directors of the Company and any person who controls any Agent or the Company, and their respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of any of the Securities through or from any Agent hereunder shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence in this Agreement and any Terms Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         15. This Agreement and any Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         16. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be an original, but all of such respective counterparts shall together constitute one and the same instrument.

         17. The Company is authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Agents imposing any limitation of any kind.

         If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, whereupon this letter and the acceptance by you thereof shall constitute a binding agreement between the Company and you in accordance with its terms.

                                        Very truly yours,

                                        The Goldman Sachs Group, Inc.



                                        By:....................................
                                             Name:
                                             Title:


Accepted in New York, New York,
as of the date hereof:

...................................
   (Goldman, Sachs & Co.)

                                                                         ANNEX I

                          The Goldman Sachs Group, Inc.


                                 $25,000,000,000

                           Medium-Term Notes, Series B


                                 Terms Agreement

                                                              .........., 200...



Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.
[Insert names of any other purchasers]

Ladies and Gentlemen:

         The Goldman Sachs Group, Inc. (the "Company") proposes, subject to the terms and conditions stated herein and in the Amended and Restated Distribution Agreement, dated May [ ], 2003 (the "Distribution Agreement"), between the Company on the one hand and Goldman, Sachs & Co. and any other party acting as Agent thereunder on the other, to issue and sell to you the securities specified in the Schedule hereto (the "Purchased Securities"). Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agents, as agents of the Company, of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Nothing contained herein or in the Distribution Agreement shall make any party hereto an agent of the Company or make such party subject to the provisions therein relating to the solicitation of offers to purchase Securities from the Company, solely by virtue of its execution of this Terms Agreement. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty in Section 1 of the Distribution Agreement which makes reference to the Prospectus shall be deemed to be a representation and warranty as of the date of the Distribution Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

         Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to [each of] you, and [each of] you agree[s, severally and not jointly,] to purchase from the Company, the Purchased Securities, at the time and place, in the principal amount and at the purchase price set forth [opposite your respective name] in the Schedule hereto.

         If the foregoing is in accordance with your understanding, please sign and return to us ...... counterparts hereof, and upon acceptance hereof by you
[,on behalf of each of the Agents,] this letter and such acceptance hereof, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between [you] [each of the Agents] and the Company. [It is understood that your acceptance of this letter on behalf of each of the Agents is or will be pursuant to authority granted to you by such Agent.]

                                       Very truly yours,

                                       The Goldman Sachs Group, Inc.



                                       By:....................................
                                            Name:
                                            Title:


Accepted in New York, New York,
 as of the date hereof:


.............................
   (Goldman, Sachs & Co.)

                                                             Schedule to Annex I

Title of Purchased Securities:

         Medium-Term Notes, Series B

Aggregate Principal Amount:

         [$ .................... or units of other Specified Currency]

[Price to Public:]

Purchase Price by Goldman, Sachs & Co. [Name(s) of other purchasers]:

         % of the principal amount of the Purchased Securities [, plus accrued interest from ............... to ...............] [and accrued amortization, if any, from ................. to ................]

Method of and Specified Funds for Payment of Purchase Price:

         [By certified or official bank check or checks, payable to the order of the Company, in [[New York] Clearing House] [immediately available] funds]

         [By wire transfer to a bank account specified by the Company in [next day] [immediately available] funds]

Indenture:

         Indenture, dated as of May 19, 1999, between the Company and The Bank of New York, as Trustee

Time of Delivery:

Closing Location for Delivery of Securities:

Maturity:

Interest Rate:

         [  %] [Zero Coupon] [Describe applicable floating rate provisions]

Interest Payment Dates:

         [months and dates]

Documents to be Delivered:

         The following documents referred to in the Distribution Agreement shall be delivered as a condition to the Closing:

         [None]

         [(1) The opinion and letter of counsel to the Company referred to in
Section 4(h).]

         [(2)  The accountants' letter referred to in Section 4(i).]

         [(3)  The officers' certificate referred to in Section 4(j).]

Other Provisions (including Syndicate Provisions, if applicable):

         [The provisions of Section 11 of the Distribution Agreement shall apply with respect to this Terms Agreement, and the Representatives referred to in
Section 11 shall be Goldman, Sachs & Co.]

         [expense reimbursement upon termination]


[With regard to the offering and sale of the Securities, all determinations and actions required or permitted to be made pursuant to the Distribution Agreement or the Terms Agreement by the Agent(s) or the Representatives (including determinations as to whether or not any closing condition has been satisfied and whether or not any unsatisfied conditions shall be waived) shall instead be made [solely], by [Goldman Sachs & Co. and] [Goldman Sachs International] on behalf of all of the Agents or Representatives.]

                                                                        ANNEX II

                          The Goldman Sachs Group, Inc.

                            Administrative Procedure

         This Administrative Procedure relates to the Securities defined in the Amended and Restated Distribution Agreement, dated May [o], 2003 (the "Distribution Agreement"), between The Goldman Sachs Group, Inc., a Delaware corporation (the "Company") on the one hand and Goldman, Sachs & Co. and any other party acting as Agent thereunder, on the other, to which this Administrative Procedure is attached as Annex II. Capitalized terms used herein and not defined herein shall have the meanings given such terms in the Distribution Agreement, the Prospectus as amended or supplemented, the Indenture or the Securities. To the extent the procedures set forth below conflict with the provisions of the Securities, the Indenture or the Distribution Agreement, the relevant provisions of the Securities, the Indenture and the Distribution Agreement shall control.

         The procedures to be followed with respect to the settlement of sales of Securities directly by the Company to purchasers solicited by an Agent, as agent, are set forth below. The terms and settlement details related to a purchase of Securities by an Agent, as principal, from the Company will be set forth in a Terms Agreement pursuant to the Distribution Agreement, unless the Company and such Agent otherwise agree as provided in Section 2(b) of the Distribution Agreement, in which case the procedures to be followed in respect of the settlement of such sale will be as set forth below. An Agent, in relation to a purchase of a Security by a purchaser solicited by such Agent, is referred to herein as the "Selling Agent" and, in relation to a purchase of a Security by such Agent as principal other than pursuant to a Terms Agreement, as the "Purchasing Agent".

         The Company will advise each Agent in writing of those persons with whom such Agent is to communicate regarding offers to purchase Securities and the related settlement details.

         Each Security will be issued only in fully registered form and will be represented by either a global security (a "Global Security") delivered to the Trustee, as agent for The Depository Trust Company (the "Depositary"), and recorded in the book-entry system maintained by the Depositary (a "Book-Entry Security"), or a certificate issued in definitive form (a "Certificated Security") delivered to a person designated by an Agent, as set forth in the applicable Pricing Supplement. An owner of a Book-Entry Security will not be entitled to receive a certificate representing such a Security, except as provided in the Indenture.

         Book-Entry Securities will be issued in accordance with the Administrative Procedure set forth in Part I hereof, and Certificated Securities will be issued in accordance with the Administrative Procedure set forth in Part II hereof.

           PART I: ADMINISTRATIVE PROCEDURE FOR BOOK-ENTRY SECURITIES

         In connection with the qualification of the Book-Entry Securities for eligibility in the book-entry system maintained by the Depositary, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and the Trustee to the Depositary, dated the date of the Distribution Agreement, and a Medium-Term Note Certificate Agreement between the Trustee and the Depositary, dated as of April 14, 1989 (the "Certificate Agreement"), and its obligations as a participant in the Depositary, including the Depositary's Same-Day Funds Settlement System ("SDFS").

Posting Rates by the Company:

         The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Book-Entry Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

Acceptance of Offers by the Company:

         Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Book-Entry Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Book-Entry Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Book-Entry Securities and may reject any such offer in whole or in part.

         The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Book-Entry Securities. If the Company accepts an offer to purchase Book-Entry Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee.

Communication of Sale Information to the Company by Agent and Settlement
Procedures:

         A. After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate promptly, but in no event later than the time set forth under "Settlement Procedure Timetable" below, the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

         (1)      Principal Amount of Book-Entry Securities to be purchased;

         (2) If a Fixed Rate Book-Entry Security, the interest rate and initial interest payment date;

         (3)      Trade Date;

         (4)      Settlement Date;

         (5)      Maturity Date;

         (6) Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency (it being understood that currently the Depositary accepts deposits of Global Securities denominated in U.S. dollars only);

         (7) The Exchange Rate Agent and the Exchange Rate Determination Date, if applicable;

         (8)      Issue Price;

         (9) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

         (10)     Net Proceeds to the Company;

         (11) If a redeemable or repayable Book-Entry Security, such of the following as are applicable:

                  (i)      Redemption Commencement Date,

                  (ii)     Initial Redemption Price (% of par),

                  (iii) Amount (% of par) that the Redemption Price shall decline (but not below par) on each anniversary of the Redemption Commencement Date,

                  (iv)     Repayment date, and

                  (v)      Repayment price;

         (12) If an Original Issue Discount Book-Entry Security, the total amount of Original Issue Discount, the yield to Maturity and the initial accrual period of Original Issue Discount;

         (13) If a Floating Rate Book-Entry Security, such of the following as are applicable:

                  (i)      Interest Rate Basis,

                  (ii)     Index Maturity and Index Currency,

                  (iii)    Spread or Spread Multiplier,

                  (iv)     Maximum Rate,

                  (v)      Minimum Rate,

                  (vi)     Initial Base Rate,

                  (vii)    Initial Interest Rate,

                  (viii)   Interest Reset Dates,

                  (ix)     Calculation Dates,

                  (x)      Interest Determination Dates,

                  (xi)     Interest Payment Dates,

                  (xii)    Regular Record Dates, and

                  (xiii)   Calculation Agent; and

         (14)     Selling Agent or Purchasing Agent.

         B. After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Trustee by facsimile transmission or other acceptable written means. The Trustee will assign a CUSIP number to the Global Security representing such Book-Entry Security from a list of CUSIP numbers previously delivered to the Trustee by the Company and then advise the Company and the Selling Agent or Purchasing Agent, as the case may be, of such CUSIP number.

         C. The Trustee will enter a pending deposit message through the Depositary's Participant Terminal System, providing the following settlement information to the Depositary, and the Depositary shall forward such information to such Agent and Standard & Poor's Ratings Group (or such other entity that assigns CUSIP numbers or any other identification designations being used for the relevant Securities):

         (1)      The applicable Sale Information;

         (2) CUSIP number of the Global Security representing such Book-Entry Security;

         (3) Whether such Global Security will represent any other Book-Entry Security (to the extent known at such time);

         (4) Number of the participant account maintained by the Depositary on behalf of the Selling Agent or Purchasing Agent, as the case may be;

         (5)      The interest payment period; and

         (6) Initial Interest Payment Date for such Book-Entry Security, number of days by which such date succeeds the record date for the Depositary's purposes (which in the case of Floating Rate Securities that reset daily or weekly shall be the date five calendar days immediately preceding the applicable Interest Payment Date and in the case of all other Book-Entry Securities shall be the Regular Record Date, as defined in the Security) and, if calculable at that time, the amount of interest payable on such Interest Payment Date.

         D. The Trustee will complete and authenticate the Global Security previously delivered by the Company representing such Book-Entry Security.

         E. The Depositary will credit such Book-Entry Security to the Trustee's participant account at the Depositary.

         F. The Trustee will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary to (i) debit such Book-Entry Security to the Trustee's participant account and credit such Book-Entry Security to such Agent's participant account and (ii) debit such Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Book-Entry Security less such Agent's commission or discount, as the case may be. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to the Depositary that (a) the Global Security representing such Book-Entry Security has been issued and authenticated and (b) the Trustee is holding such Global Security pursuant to the Certificate Agreement.

         G. Such Agent will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary (i) to debit such Book-Entry Security to such Agent's participant account and credit such Book-Entry Security to the participant accounts of the participants with respect to such Book-Entry Security and (ii) to debit the settlement accounts of such participants and credit the settlement account of such Agent for an amount equal to the price of such Book-Entry Security.

         H. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "F" and "G" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

         I. Upon confirmation of receipt of funds, the Trustee will transfer to the account of the Company maintained at Citibank, N.A., New York, New York, or such other account as the Company may have previously specified to the Trustee, funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure "F".

         J. Upon request, the Trustee will send to the Company a statement setting forth the principal amount of Book-Entry Securities outstanding as of that date under the Indenture.

         K. Such Agent will confirm the purchase of such Book-Entry Security to the purchasers either by transmitting to the participants with respect to such Book-Entry Security a confirmation order or orders through the Depositary's institutional delivery system or by mailing a written confirmation to such purchasers.

         L. The Depositary will, at any time, upon request of the Company or the Trustee, promptly furnish to the Company or the Trustee a list of the names and addresses of the participants for whom the Depositary has credited Book-Entry Securities.

Preparation of Pricing Supplement:

         If the Company accepts an offer to purchase a Book-Entry Security, it will prepare a Pricing Supplement reflecting the terms of such Book-Entry Security and arrange to have delivered to the Selling Agent or Purchasing Agent, as the case may be, at least ten copies of such Pricing Supplement, not later than 5:00 p.m., New York City time, on the business day following the Trade Date (as defined below), or if the Company and the purchaser(s) agree to settlement on the business day following the date of acceptance of such offer, not later than noon, New York City time, on such date. The Company will arrange to have the Pricing Supplement filed with the Commission not later than the close of business of the Commission on the fifth business day following the date on which such Pricing Supplement is first used.

Delivery of Confirmation and Prospectus to Purchasers by Selling Agent:

         The Selling Agent will deliver to each purchaser of a Book-Entry Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) in relation to such Book-Entry Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or (b) the Book-Entry Security.

Date of Settlement:

         The receipt by the Company of immediately available funds in payment for a Book-Entry Security and the authentication and issuance of the Global Security representing such Book-Entry Security shall constitute "settlement" with respect to such Book-Entry Security. All orders of Book-Entry Securities solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company on a particular date (the "Trade Date") will be settled on a date (the "Settlement Date") which is the third business day after the Trade Date pursuant to the "Settlement Procedure Timetable" set forth below, unless the Company and the purchaser(s) agree to settlement on another business day which shall be no earlier than the next business day after the Trade Date.

Settlement Procedure Timetable:

         For orders of Book-Entry Securities solicited by a Selling Agent and accepted by the Company for settlement on the third business day after the Trade Date, Settlement Procedures "A" through "I" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:


        Settlement
        Procedure                         Time
        ---------                         ----

        A             5:00 p.m.           on the  business day  following  the
                                          Trade Date or 10:00 a.m. on the
                                          business day prior to the Settlement
                                          Date, whichever is earlier
        B             12:00 noon          on the second business day immediately
                                          preceding the Settlement Date
        C             2:00 p.m.           on the second business day immediately
                                          preceding the Settlement Date
        D             9:00 a.m.           on the Settlement Date
        E             10:00 a.m.          on the Settlement Date
        F-G           2:00 p.m.           on the Settlement Date
        H             4:45 p.m.           on the Settlement Date
        I             5:00 p.m.           on the Settlement Date

\         If the initial interest rate for a Floating Rate Book-Entry Security has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 2:00 p.m. on the second business day immediately preceding the Settlement Date. Settlement Procedure "H" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

         If settlement of a Book-Entry Security is rescheduled or canceled, the Trustee, upon obtaining knowledge thereof, will deliver to the Depositary, through the Depositary's Participation Terminal System, a cancellation message to such effect by no later than 2:00 p.m. on the business day immediately preceding the scheduled Settlement Date.

Failure to Settle:

         If the Trustee fails to enter an SDFS deliver order with respect to a Book-Entry Security pursuant to Settlement Procedure "F", the Trustee may deliver to the Depositary, through the Depositary's Participant Terminal System, as soon as practicable a withdrawal message instructing the Depositary to debit such Book-Entry Security to the Trustee's participant account, provided that the Trustee's participant account contains a principal amount of the Global Security representing such Book-Entry Security that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Securities represented by a Global Security, the Trustee will mark such Global Security "canceled", make appropriate entries in the Trustee's records and send such canceled Global Security to the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Securities represented by a Global Security, the Trustee will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Security or Securities and shall be canceled immediately after issuance and the other of which shall represent the remaining Book-Entry Securities previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

         If the purchase price for any Book-Entry Security is not timely paid to the participants with respect to such Book-Entry Security by the beneficial purchaser(s) thereof (or a person or persons, including an indirect participant in the Depositary, acting on behalf of such purchaser(s)), such participants and, in turn the Agent for such Book-Entry Security may enter deliver orders through the Depositary's Participant Terminal System debiting such Book-Entry Security to such participants' accounts and crediting such Book-Entry Security to such Agent's account and then debiting such Book-Entry Security to such Agent's participant account and crediting such Book-Entry Security to the Trustee's participant account and shall notify the Company and the Trustee thereof. Thereafter, the Trustee will (i) immediately notify the Company of such order and the Company shall transfer to such Agent funds available for immediate use in an amount equal to the price of such Book-Entry Security which was credited to the account of the Company maintained at the Trustee in accordance with Settlement Procedure I, and (ii) deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Agent on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Company.

         Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Security, the Depositary may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Securities to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedure "D", for the authentication and issuance of a Global Security representing the other Book-Entry Securities to have been represented by such Global Security and will make appropriate entries in its records. The Company will, from time to time, furnish the Trustee with a sufficient quantity of Securities.

          PART II: ADMINISTRATIVE PROCEDURE FOR CERTIFICATED SECURITIES

Posting Rates by Company:

         The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Certificated Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

Acceptance of Offers by Company:

         Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Certificated Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Certificated Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Certificated Securities and may reject any such offer in whole or in part.

         The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Certificated Securities. If the Company accepts an offer to purchase Certificated Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee.

Communication of Sale Information to Company by Agent:

         After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

                  (1) Principal Amount of Certificated Securities to be purchased;

                  (2) If a Fixed Rate Certificated Security, the interest rate and initial interest payment date;

                  (3)      Trade Date;

                  (4)      Settlement Date;

                  (5)      Maturity Date;

                  (6) Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency;

                  (7) The Exchange Rate Agent and the Exchange Rate Determination Date, if applicable;

                  (8)      Issue Price;

                  (9) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

                  (10)     Net Proceeds to the Company;

                  (11) If a redeemable or repayable Certificated Security, such of the following as are applicable:

                           (i)      Redemption Commencement Date,

                           (ii)     Initial Redemption Price (% of par),

                           (iii) Amount (% of par) that the Redemption Price shall decline (but not below par) on each anniversary of the Redemption Commencement Date,

                           (iv)     Repayment date, and

                           (v)      Repayment price;

                  (12) If an Original Issue Discount Certificated Security, the total amount of Original Issue Discount, the yield to Maturity and the initial accrual period of Original Issue Discount;

                  (13) If a Floating Rate Certificated Security, such of the following as are applicable:

                           (i)      Interest Rate Basis,

                           (ii)     Index Maturity and Index Currency,

                           (iii)    Spread or Spread Multiplier,

                           (iv)     Maximum Rate,

                           (v)      Minimum Rate,

                           (vi)     Initial Base Rate,

                           (vii)    Initial Interest Rate,

                           (viii)   Interest Reset Dates,

                           (ix)     Calculation Dates,

                           (x)      Interest Determination Dates,

                           (xi)     Interest Payment Dates,

                           (xii)    Regular Record Dates, and

                           (xiii)   Calculation Agent;

                  (14) Name, address and taxpayer identification number of the registered owner(s);

                  (15) Denomination of certificates to be delivered at settlement; and

                  (16)     Selling Agent or Purchasing Agent.

Preparation of Pricing Supplement by Company:

         If the Company accepts an offer to purchase a Certificated Security, it will prepare a Pricing Supplement reflecting the terms of such Certificated Security and arrange to have delivered to the Selling Agent or Purchasing Agent, as the case may be, at least ten copies of such Pricing Supplement, not later than 5:00 p.m., New York City time, on the business day following the Trade Date, or if the Company and the purchaser(s) agree to settlement on the date of acceptance of such offer, not later than noon, New York City time, on such date. The Company will arrange to have the Pricing Supplement filed with the Commission not later than the close of business of the Commission on the fifth business day following the date on which such Pricing Supplement is first used.

Delivery of Confirmation and Prospectus to Purchaser by Selling Agent:

         The Selling Agent will deliver to each purchaser of a Certificated Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement, as applicable) in relation to such Certificated Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or (b) the Certificated Security.

Date of Settlement:

         All offers of Certificated Securities solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company will be settled on a date (the "Settlement Date") which is the third business day after the date of acceptance of such offer, unless the Company and the purchaser(s) agree to settlement (a) on another business day after the acceptance of such offer or (b) with respect to an offer accepted by the Company prior to 10:00 a.m., New York City time, on the date of such acceptance.

Instruction from Company to Trustee for Preparation of Certificated Securities:

         After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Trustee by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means.

         The Company will instruct the Trustee by facsimile transmission or other acceptable written means to authenticate and deliver the Certificated Securities no later than 2:15 p.m., New York City time, on the Settlement Date. Such instruction will be given by the Company prior to 3:00 p.m., New York City time, on the business day immediately preceding the Settlement Date unless the Settlement Date is the date of acceptance by the Company of the offer to purchase Certificated Securities, in which case such instruction will be given by the Company by 11:00 a.m., New York City time.

Preparation and Delivery of Certificated Securities by Trustee and Receipt of Payment Therefor:

         The Trustee will prepare each Certificated Security and appropriate receipts that will serve as the documentary control of the transaction.

         In the case of a sale of Certificated Securities to a purchaser solicited by a Selling Agent, the Trustee will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Certificated Securities to the Selling Agent for the benefit of the purchaser(s) of such Certificated Securities against delivery by the Selling Agent of a receipt therefor. On the Settlement Date the Selling Agent will deliver payment for such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Selling Agent's commission; provided that the Selling Agent reserves the right to withhold any payment for which it has not received funds from the purchaser(s). The Company shall not use any proceeds advanced by a Selling Agent to acquire securities.

         In the case of a sale of Certificated Securities to a Purchasing Agent, the Trustee will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Certificated Securities to the Purchasing Agent against delivery of payment for such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Purchasing Agent's discount.

Failure of Purchaser to Pay Selling Agent:

         If a purchaser (other than a Purchasing Agent) fails to make payment to the Selling Agent for a Certificated Security, the Selling Agent will promptly notify the Trustee and the Company thereof by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means. The Selling Agent will immediately return the Certificated Security to the Trustee. Immediately upon receipt of such Certificated Security by the Trustee, the Company will return to the Selling Agent an amount equal to the amount previously paid to the Company in respect of such Certificated Security. The Company will reimburse the Selling Agent on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Company.

         The Trustee will cancel the Certificated Security in respect of which the failure occurred, make appropriate entries in its records and, unless otherwise instructed by the Company, destroy the Certificated Security.

                                                                       ANNEX III

                     Form of Opinion of Sullivan & Cromwell

                                                                          [date]

To Each of the Agents Under the
   Distribution Agreement Specified Below.

Ladies and Gentlemen:

         [Use the following if the opinion is not being delivered at a Time of Delivery -- In connection with your offering and sale from time to time of][We refer to the execution today by you and The Goldman Sachs Group, Inc., a Delaware corporation (the "Company"), of the Amended and Restated Distribution Agreement, dated May [ ], 2003 (the "Distribution Agreement"), relating to] up to $25,000,000,000 initial offering price, or the equivalent thereof in other currencies or currency units, of the [Company's] Medium-Term Notes, Series B [of The Goldman Sachs Group, Inc., a Delaware corporation (the "Company")], of which $________ initial offering price is currently available for offer and sale. Such series of securities is hereinafter referred to as the "Series" and any securities to be issued from time to time as part of the Series on or after the date hereof are hereinafter referred to individually as a "Security" and collectively as the "Securities". The Securities from time to time are to be issued pursuant to the Indenture, dated as of May 19, 1999 (the "Indenture"), between the Company and The Bank of New York, as Trustee (the "Trustee"), and are to be offered for sale pursuant to the Distribution Agreement.]

         [Use the following if the opinion is being delivered at a Time of Delivery-- In connection with the [several] purchase[s] today by you [and the other Agents named in Schedule I to][pursuant to] the Terms Agreement, dated
.........., 200.. (the "Terms Agreement"), between The Goldman Sachs Group, Inc., a Delaware corporation (the Company"), and you (the "Agent[s]"), of $..........
principal amount of the Company's [...%][Floating Rate] Notes due .... (the
"Securities") issued pursuant to the Indenture, dated as of May 19, 1999 (the "Indenture"), between the Company and The Bank of New York, as Trustee (the "Trustee"),] we, as counsel for the Company, have examined such corporate records, certificates and other documents, and such questions of law, as we have considered necessary or appropriate for the purposes of this opinion. Upon the basis of such examination, it is our opinion that:

                           (1) The Company has been duly incorporated and is an
                  existing corporation in good standing under the laws of the State of Delaware.

                           (2) The [Distribution Agreement has] [Distribution
                  Agreement and the Terms Agreement have] been duly authorized, executed and delivered by the Company.

                           (3) The Indenture has been duly authorized, executed
                  and delivered by the Company, has been duly qualified under the Trust Indenture Act of 1939 and constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer,


                                     III-1
                  reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                           [Use the following if the opinion is not being
                  delivered at a Time of Delivery -- (4) The Series has been duly authorized and established in conformity with the Indenture and, when the terms of a particular Security and of its issuance and sale have been duly authorized and established by all necessary corporate action in conformity with the Indenture, and such Security has been duly prepared, executed, authenticated and issued in accordance with the Indenture and delivered against payment in accordance with the Distribution Agreement, such Security will constitute a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.]

                           [Use the following if the opinion is being delivered
                  at a Time of Delivery -- (4) The Securities have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.]

                           (5) All regulatory consents, authorizations,
                  approvals and filings required to be obtained or made by the Company under the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware for the issuance, sale and delivery of the Securities by the Company to [or through] the Agents, in each case in accordance with the Distribution Agreement and any applicable Terms Agreement, have been obtained or made[; provided, however, that for the purposes of this paragraph
                  (5), we express no opinion with respect to state securities laws or any law that may apply by reason of the fact that an issuance, sale or delivery of Securities is made through an Agent, as agent, rather than to an Agent, as principal.]

                           (6) The issuance of the Securities in accordance with
                  the Indenture, the sale of the Securities by the Company to or through the Agents pursuant to the Distribution Agreement and [any applicable] [the] Terms Agreement, the performance by the Company of its obligations under the Securities, the Indenture, the Distribution Agreement and [any applicable][the] Terms Agreement and the consummation of the transactions therein contemplated, in each case with respect to the Securities, will not, (a) violate the Amended and Restated Certificate of Incorporation or the Amended and Restated By-laws of the Company, (b) result in a default under or breach of the agreements filed as exhibits nos. .....
                  through ....., inclusive, to the Company's Annual Report on
                  Form 10-K for the fiscal year ended ............., 200... [and exhibits nos. .... through ...., inclusive, to the Company's
                  Quarterly Report on Form 10-Q for the fiscal quarter ended
                  .............., 200...], (c) violate any court orders listed in the certificate of [a][an Associate] General Counsel of the Company, dated the date and time of delivery of this letter and delivered to you in connection with the offering of the Securities or (d) violate any Federal law of the United States or law of the State of New York applicable to the Company; provided, however, that for the purposes of this


                                     III-2
                  paragraph (6), we express no -------- ------- opinion with respect to Federal or state securities laws, fraudulent transfer laws, other antifraud laws and the Employee Retirement Income Security Act of 1974 and related laws; and provided, further, that insofar as the performance by the Company of its obligations under the -------- ------- Securities, the Indenture, the Distribution Agreement and [any applicable][the] Terms Agreement is concerned, we express no opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights.

                           (7) The Company is not an "investment company" as
                  such term is defined in the Investment Company Act of 1940.

                  [Use the following if the opinion is not being delivered at a Time of Delivery -- In connection with our opinion set forth in paragraphs (4),
(5) and (6) above, we have, with your approval, assumed that at the time of the issuance, sale and delivery of each particular Security the authorization of the Series will not have been modified or rescinded and, with respect to each Security, that such Security will conform to one of the four forms of Securities (floating rate, fixed rate, mandatory exchangeable and exchangeable) that are included as Exhibits 4.8, 4.9, 4.10, and 4.11, respectively, to the Company's Registration Statement on Form S-3 (File Number 333-[ ]) relating to the Series or to any substantially similar form.

         In connection with our opinion set forth in paragraph (4) above, we have, also with your approval, assumed that at the time of the issuance, sale and delivery of each particular Security there will not have occurred any change in law affecting the validity, legally binding character or enforceability of such Security and that the issuance, sale and delivery of such Security, all of the terms of such Security and the performance by the Company of its obligations thereunder will comply with applicable law and with each requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and will not result in a default under or a breach of any agreement or instrument then binding upon the Company.

         In connection with our opinion set forth in paragraph (5) above, we have, with your approval, assumed with respect to each particular Security that the inclusion of any alternative or additional terms in such Security that are not currently specified in the forms of Securities examined by us would not require the Company to obtain any regulatory consent, authorization or approval or make any regulatory filing in order for the Company to issue, sell and deliver such Security.

         Also with your approval, in connection with our opinion set forth in paragraph (6) above, we have assumed with respect to each particular Security that the inclusion of any alternative or additional terms in such security that are not currently specified in the forms of Securities examined by us will not cause the issuance, sale or delivery of such Security, or the compliance of the Company with such terms, to violate the Company's Amended and Restated Certificate of Incorporation or Amended and Restated By-laws or any of the court orders or laws specified in paragraph (6) above or to result in a default under or a breach of any of the agreements specified in paragraph (6) above.]

         [Use the following if the opinion is not being delivered at a Time of Delivery or if the Securities are denominated in a non-U.S. dollar currency -- In connection with our opinion set forth in paragraph (4) above, we note that, as of the date of this opinion, a judgment for money in an action based on Securities denominated in foreign currencies or currency units in a Federal or state court in the United States ordinarily would be enforced in the United States only in U.S. dollars. The date used to determine the rate of conversion of the foreign currency or currency unit in which a



                                     III-3
particular Security is denominated into U.S. dollars will depend upon various factors, including which court renders the judgment. In the case of a Security denominated in a foreign currency, a state court in the State of New York rendering a judgment on such Security would be required under Section 27 of the New York Judiciary Law to render such judgment in the foreign currency in which the Security is denominated, and such judgment would be converted into U.S. dollars at the exchange rate prevailing on the date of entry of the judgment.]

         The foregoing opinion is limited to the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware, and we express no opinion as to the effect of the laws of any other jurisdiction. In addition, with your approval, we are expressing no opinion as to the effect of laws that restrict transactions between United States persons and citizens or residents of certain foreign countries or specially designated nationals and organizations.

         Also, with your approval, we have relied as to certain matters upon information obtained from public officials, officers of the Company and other sources believed by us to be responsible, and we have assumed that the Indenture has been duly authorized, executed and delivered by the Trustee and that the signatures on all documents examined by us are genuine, assumptions which we have not independently verified.

                                  Very truly yours,


















                                     III-4

                      Form of Letter of Sullivan & Cromwell

                                                                          [date]

To Each of the Agents Under the
   Distribution Agreement Specified Below.

Ladies and Gentlemen:

         This is with reference to the registration under the Securities Act of 1933 (the "Act") and offering of [Use the following if the letter is not being delivered at a Time of Delivery-- up to $25,000,000,000 principal amount, or the equivalent thereof in other currencies or currency units, of Medium-Term Notes, Series B][Use the following if the letter is being delivered at a Time of
Delivery -- $............ principal amount of [...%][Floating Rate] Notes due
......] (the "Securities") of The Goldman Sachs Group, Inc. (the "Company"). The
two Registration Statements relating to the Securities (File Nos. 333-63082 and 333-[ ]) were filed on different dates on Form S-3 in accordance with procedures of the Securities and Exchange Commission (the "Commission") permitting a delayed or continuous offering of securities pursuant thereto and, if appropriate, a post-effective amendment or prospectus supplement that provides information relating to the terms of the Securities and the manner of their distribution. [Use the following if the letter is not being delivered at a Time of Delivery-- The Securities are being offered by the Prospectus dated May [ ], 2003 (the "Basic Prospectus"), as supplemented by the Prospectus Supplement dated May [ ], 2003 (the "Prospectus Supplement"). The Basic Prospectus, which is contained in the second Registration Statement (File No. 333-[ ]) and, pursuant to Rule 429 under the Act, may be used in connection with the
Securities covered by both Registration Statements, will be further supplemented by pricing supplements, each of which will be dated approximately as of the date of sale of the particular Securities and will furnish information as to the specific terms thereof.][Use the following if the letter is being delivered at a Time of Delivery-- The Securities have been offered by the Prospectus dated May
[ ], 2003 (the "Basic Prospectus"), as supplemented by the Prospectus Supplement dated May [ ], 2003 (the "Prospectus Supplement") and the Pricing Supplement No.
.... dated ............, .... (the "Pricing Supplement"). The Basic Prospectus is
contained in the second Registration Statement (File No. 333-[ ]) and, pursuant to Rule 429 under the Act, may be used in connection with the Securities covered by both Registration Statements.] The Basic Prospectus as so supplemented does not necessarily contain a current description of the Company's business and affairs since, pursuant to Form S-3, it incorporates by reference certain documents filed with the Commission which contain information as of various dates.

         As counsel for the Company, we reviewed the Registration Statements, the Basic Prospectus [and][,] the Prospectus Supplement [and the Pricing Supplement], participated in discussions with representatives of Goldman, Sachs & Co. and of the Company, its counsel and its accountants and advised the Company as to the requirements of the Act and the applicable rules and regulations thereunder. [Use the following if the letter is being delivered at a Time of Delivery -- Between the date of the Pricing Supplement and the time of delivery of this letter, we participated in further discussions with representatives of Goldman, Sachs & Co. and those of the Company, its counsel and its accountants in which the contents of certain portions of the Basic Prospectus, as the Prospectus Supplement and the Pricing
Supplement, and certain related matters were discussed, and we reviewed certificates of certain officers of the Company [and a letter addressed to you from the Company's independent accountants].]

         On the basis of the information that we gained in the course of the performance of the services referred to above, considered in the light of our understanding of the applicable law (including the requirements of Form S-3 and the character of the prospectus contemplated thereby) and the experience we have gained through our practice under the Act, we confirm to you that, in our opinion, each part of the Registration Statements, when such part became effective, and the Basic Prospectus, as supplemented by the Prospectus Supplement [and the Pricing Supplement], as of [Use the following if the letter is not being delivered at a Time of Delivery or in connection with the filing of an annual report on Form 10-K of the Company-- the date and time of delivery of this letter][Use the following if the letter is being delivered in connection with the filing of an annual report on Form 10-K of the Company--
..............., ...., the date of filing of the Company's annual report on Form
10-K for the fiscal year ended .........., ....][Use the following if the letter is being delivered at a Time of Delivery-- the date of the Pricing Supplement], appeared on their face to be appropriately responsive, in all material respects relevant to the offering of the Securities, to the requirements of the Act, the Trust Indenture Act of 1939 and the applicable rules and regulations of the Commission thereunder. Further, nothing that came to our attention in the course of such review has caused us to believe that, insofar as relevant to the offering of the Securities, any part of any of the Registration Statements, when such part became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Basic Prospectus, as supplemented by the Prospectus Supplement [and the Pricing Supplement], as of
[the date and time of delivery of this letter] [.............., ....][the date of the Pricing Supplement], contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. [Use the following if the letter is being delivered at a Time of Delivery-- Also, nothing that has come to our attention in the course of the procedures described in the last sentence of the prior paragraph has caused us to believe that the Basic Prospectus, as supplemented by


                                     III-5
the Prospectus Supplement and the Pricing Supplement, as of the date and time of delivery of this letter, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.] In addition, insofar as the offering of the Securities is concerned, we do not know of any documents that are required to be filed as exhibits to the Registration Statements and are not so filed.

         The limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such, however, that we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statements, the Basic Prospectus [or][,] the Prospectus Supplement [or the Pricing Supplement] except for those made under the captions "Description of Debt Securities We May Offer", "Legal Ownership and Book-Entry Issuance" and "Plan of Distribution" in the Basic Prospectus [and][,] "Description of Notes We May Offer" and "Supplemental Plan of Distribution" in the Prospectus Supplement [and "Description of the Notes" in the Pricing Supplement], in each case insofar as they relate to provisions, therein described, of the Securities, the Indenture under which the Securities are to be issued and the Distribution Agreement relating to the Securities, and except for those made under the caption "United States Taxation" in the Basic Prospectus and the Prospectus Supplement, insofar as they relate to provisions of U.S. Federal income tax law therein described. Also, we do not express any opinion or belief as to the financial statements or other financial data



                                     III-6
derived from accounting records contained in the Registration Statements, the Basic Prospectus [or][,] the Prospectus Supplement [or the Pricing Supplement], or as to the statement of the eligibility of the Trustee under the Indenture.

         This letter is furnished to the several Agents under the Distribution Agreement by us as counsel for the Company and is solely for the benefit of the several Agents.

                                                     Very truly yours,
























                                     III-7

                                                                        ANNEX IV

         Form of Opinion of General Counsel or Associate General Counsel

                  (i) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented (as defined below);

                  (ii) The Amended and Restated Distribution Agreement, dated May [ ], 2003, between the Company and Goldman, Sachs & Co. (the "Distribution Agreement") has been duly authorized, executed and delivered by the Company; and

                  (iii) The Indenture, dated May 19, 1999, between the Company and The Bank of New York (the "Indenture"), has been duly authorized, executed and delivered by the Company and the Series has been duly authorized.

         All references in such opinion to the "Prospectus as amended or supplemented" shall mean the Company's Prospectus dated May [ ], 2003, as supplemented by the Prospectus Supplement dated May [ ], 2003.

         In rendering such opinion, such counsel may state that he expresses no opinion as to the laws of any jurisdiction other than the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware; that he expresses no opinion as to the effect of laws that restrict transactions between United States persons and citizens or residents of certain foreign countries or specially designated nationals and organizations; that, insofar as such opinion involves factual matters, he has relied upon certificates of officers of the Company and its subsidiaries and certificates of public officials and other sources believed by such counsel to be responsible; and that he has assumed that the Indenture has been duly authorized, executed and delivered by the Trustee, that the Securities will conform to the forms thereof examined by him (or members of the Company's legal department acting under his supervision), that the Trustee's certificates of authentication of the Securities will have been manually signed by one of the Trustee's authorized signatories and that the signatures on all documents examined by him (or members of the Company's legal department acting under his supervision) are genuine (assumptions that he has not independently verified). In addition, such counsel may state that he has examined, or has caused members of the Company's legal department to examine, such corporate and partnership records, certificates and other documents, and such questions of law, as he has considered necessary or appropriate for the purposes of such opinion.

                                                                         ANNEX V

                               Accountants' Letter

         Pursuant to Sections 4(i) and 6(d), as the case may be, of the Amended and Restated Distribution Agreement, dated May [ ], 2003, between the Company and Goldman, Sachs & Co., the Company's independent certified public accountants shall furnish letters to the effect that:

                  (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations;

                  (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) audited or examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Agents;

                  (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's Quarterly Report(s) on Form 10-Q covering periods after the latest full fiscal year and incorporated by reference into the Prospectus as indicated in their reports thereon, copies of which have been furnished to the Agents; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                  (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and/or included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such fiscal years;

                  (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302 and 503(d), respectively, of Regulation S-K;

                  (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) (i) the unaudited condensed consolidated
                  statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Report(s) on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's Quarterly Report(s) on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

                           (B) any other unaudited income statement data and
                  balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                           (C) the unaudited financial statements which were not
                  included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause
                  (A) and any unaudited income statement data and balance sheet items included in the Prospectus as most recently amended or supplemented and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                           (D) any unaudited pro forma condensed consolidated
                  financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder, or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                           (E) as of a specified date not more than five days
                  prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances or forfeitures of restricted stock units issued under the Company's Stock Incentive Plan and repurchases of common stock in accordance with the Company's common stock repurchase program or issuances of stock associated with the Company's employee stock option plans) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated total current assets or stockholders' equity or other items specified by the Agents, or any increases in any items specified by the Agents, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (F) for the period from the date of the latest
                  financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated total revenues or consolidated revenues, net of interest expense, pre-tax earnings or net earnings or other items specified by the Agents, or any increases in any items specified by the Agents, in each case as compared with the comparable items in the comparable period of the preceding year and with any other period of corresponding length specified by the Agents, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (vii) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Agents which are derived from the general accounting records of the Company and its subsidiaries which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Agents or in documents incorporated by reference in the Prospectus specified by the Agents, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

         All references in this Annex III to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Distribution Agreement as of the Commencement Date referred to in Section 6(d) thereof and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) as of the date of the amendment, supplement or incorporation or the Time of Delivery relating to the Terms Agreement requiring the delivery of such letter under
Section 4(i) thereof.